UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549



                               FORM 8-K



                            CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 28, 1996


                           Collins Industries, Inc.
            (Exact name of registrant as specified in its charter)



                                    Missouri
               (State or other jurisdiction of incorporation)


                  0-12619                              43-0985160
         (Commission File Number)           (IRS Employer Identification No.)


                     421 East 30th Avenue, Hutchinson, Kansas  67502
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code (316)663-5551



                                        N/A
          (Former name or former address, if changed since last report)




          0211383.01



          Item 5.   Other Events.

                 On August 28, 1996, the Board of Directors of Collins Industries, Inc. (the "Company") adopted a stock repurchase program under which the Company may purchase from time to time up to one million (1,000,000) shares of its common stock in unsolicited open market and/or private transactions. All stock purchases will be at market prices. The repurchased shares will be available for use in connection with employee incentive plans, stock option plans, and other corporate purposes. If purchased, these shares would represent approximately 14% of the more than 7,339,110 shares presently outstanding.

          Item 7.   Financial Statements and Exhibits

               (c)  Exhibits.


          Exhibit             Description

             1.            Press release dated August 28, 1996.







            0211383.01




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COLLINS INDUSTRIES, INC.


                                     By:    /s/  Larry  W.  Sayre
                                            Larry W. Sayre
                                            Vice President - Finance
                                            and Chief Financial Officer

         Date:     August 28, 1996


         0211383.01




                                EXHIBIT INDEX



        Exhibit                  Description                  Page

           1.        Press release dated August 28, 1996.       1




        0211383.01

                                                              EXHIBIT 1



        FOR IMMEDIATE RELEASE


                             COLLINS INDUSTRIES, INC.
                           ADOPTS STOCK REPURCHASE PLAN


                    Hutchinson, Kansas, August 28, 1996 -- Collins
            Industries, Inc. (NASDAQ: COLL) announced today it has adopted a stock repurchase program under which the Company may purchase from time to time up to one million (1,000,000) shares of its common stock in unsolicited open market and/or private transactions. All stock purchases will be at market prices. The repurchased shares will be available for use in connection with employee incentive plans, stock option plans, and other corporate purposes. If purchased, these shares would represent approximately 14% of the more than 7,339,110 shares presently outstanding.

                    "We believe that at recent price levels for Collins
            common stock, buying shares is an excellent investment for the benefit of the Company," said Don L. Collins, the Company's Chairman and Chief Executive Officer.

                    Collins Industries, Inc. is a leading manufacturer of
             ambulances, small school buses, commercial buses, terminal trucks and wheelchair lifts and accessories for the disabled. The Company sells its products through direct sales personnel and independent dealers throughout the United States and abroad.

                    For more information contact Larry W. Sayre, Vice
              President - Finance and Chief Financial Officer, Collins Industries, Inc. 421 East 30th Avenue, Hutchinson, Kansas 67502-2489. Telephone number (316) 663-5551.





               0211383.01